UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2012

Annual Repor t

ClearBridge

Small Cap

Growth Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	ClearBridge Small Cap Growth Fund

Fund objective

The Fund seeks long-term growth of capital.

Fund and subadviser name changes

Prior to January 1, 2013, the Fund was known as Legg Mason ClearBridge Small Cap Growth Fund. On December 5, 2012, the name of the Fund’s subadviser changed from ClearBridge Advisors, LLC to ClearBridge Investments, LLC. There was no change in the Fund’s investment objective or strategy as a result of these name changes.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Small Cap Growth Fund for the twelve-month reporting period ended October 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 30, 2012

ClearBridge Small Cap Growth Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended October 31, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. According to the Commerce Department’s second estimate, GDP growth then moved to 2.7% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.9%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then moved higher, reaching 8.3% in July, before falling to 7.8% in September and ending the reporting period at 7.9% in October. However, the recent moderation in unemployment was partially due to people leaving the workforce and an increase in part-time workers.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 2.1% on a seasonally adjusted basis in October 2012 versus the previous month and they were 10.9% higher than in October 2011. In addition, the NAR reported that the median existing-home price for all housing types was $178,600 in October 2012, up 11.1% from October 2011. This marked the eighth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 1.4% in October, which represents a 5.4 month supply at the current sales pace. This represents the lowest inventory since February 2006.

The manufacturing sector overcame a soft patch that occurred in the summer of 2012 and improved toward the end of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, prior to the beginning of the reporting period, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run— are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would

IV	ClearBridge Small Cap Growth Fund

Investment commentary (cont’d)

extend Operation Twist until the end of 2012. Finally, in September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

November 30, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ClearBridge Small Cap Growth Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. The portfolio’s investment style emphasizes small-capitalization U.S. companies with what we believe to be strong growth potential. In conjunction with research resources at ClearBridge Investments, LLC (known as ClearBridge Advisers, LLC prior to December 5, 2012), the Fund’s subadviser, we take a flexible approach designed to identify attractively valued securities. Some of the sought characteristics include:

•	Superior management teams,

•	Good prospects for growth

•	Dominant positions in a niche market

•	Strong or improving financial conditions

We generally use a concentrated “bottom-up” approach for the Fund. We focus on individual security selection rather than allow macroeconomic considerations to strongly influence sector weights or individual security selection. We also use portfolio risk controls, limiting individual stock exposure and imposing explicit sector limits.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with small market capitalizations and related investments. We use a growth-oriented investment style, that emphasizes small U.S. companies. The Fund may invest up to 20% of its net assets in equity securities of companies that are not considered small-capitalization companies. The Fund may invest up to 20% of its assets in non-convertible bonds, notes and debt, when we believe that their total return potential equals or exceeds the potential return of equity securities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The reporting period began amid significant market volatility and weakness, stemming largely from uncertainty over the state of the European debt crisis and the failure of the U.S. Congressional “super committee” to produce a deficit reduction plan. However, the start of the new calendar year saw stocks rise significantly, with both the Dow Jones Industrial Average (“DJIA”)i and the S&P 500 Indexii making record advances in the first quarter of 2012. The key catalysts for the rise were the European Central Bank (“ECB”) introduction of the Long-Term Refinancing Operations (“LTRO”) in December 2011, which alleviated much of the concern about a potential European bank liquidity crisis and financial contagion, and modest improvement seen in U.S. economic data.

As the period progressed, both the domestic economic recovery and the bull market for equities managed to continue despite weaker corporate earnings guidance and slowing economic growth in both the U.S. and China. Increasingly, stock market performance was correlated with central bank activity, as additional policy easing actions taken by the ECB and the Federal Reserve Board (“Fed”)iii sparked impressive stock market gains. Over the summer and fall, uncertainty over the outcome of the U.S. Presidential election and fears of the “fiscal cliff” remained in the forefront, but were not enough to stop the market’s rise to multi-year highs through the end of the reporting period.

For the reporting period, domestic small-cap stocks in general produced solid gains, trailing the performance of large-cap stocks but in-line with performance of mid-cap stocks. As measured by the Russell 2000 Indexiv, small-cap stocks returned 12.08% for the period while large- and mid-caps, as measured by the Russell 1000

2	ClearBridge Small Cap Growth Fund 2012 Annual Report

Fund overview (cont’d)

Indexv and the Russell Midcap Indexvi, returned 14.97% and 12.15%, respectively, for the same period.

Q. How did we respond to these changing market conditions?

A. We selectively took advantage of the market’s volatility, while maintaining our strict fundamental-focused and research-driven bottom-up stock selection discipline. We looked to add to our existing positions where price weakness was, in our view, unrelated to company fundamentals, while simultaneously establishing new positions in stocks we believed were attractively valued. We trimmed a number of existing positions, for risk management purposes, which had grown beyond our designated allocation, while we closed several positions entirely where the risk-reward relationship had changed and we felt we could better utilize the capital in other investment opportunities.

We also used equity options to control position sizes and generate incremental income for the Fund. Use of these options (primarily covered call writing) marginally contributed to total portfolio return for the period.

Performance review

For the twelve months ended October 31, 2012, Class A shares of ClearBridge Small Cap Growth Fund, excluding sales charges, returned 18.88%. The Fund’s unmanaged benchmark, the Russell 2000 Growth Indexvii, returned 9.70% for the same period. The Lipper Small-Cap Growth Funds Category Average1 returned 9.08% over the same time frame.

Performance Snapshot as of October 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Small Cap Growth Fund:
Class 1[2]	-1.41%	19.22%
Class A	-1.57%	18.88%
Class B3	-2.06%	17.65%
Class C	-1.92%	17.92%
Class FI	-1.57%	18.92%
Class R	-1.68%	18.65%
Class I	-1.38%	19.43%
Class IS	-1.28%	19.51%
Russell 2000 Growth Index	-0.80%	9.70%
Lipper Small-Cap Growth Funds Category Average[1]	-2.20%	9.08%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 546 funds for the six-month period and among the 528 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

ClearBridge Small Cap Growth Fund 2012 Annual Report	3

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 29, 2012, as supplemented, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.40%, 1.36%, 2.34%, 2.25%, 1.50%, 1.56%, 0.85% and 0.81%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.35% for Class FI shares, 1.60% for Class R shares and 1.05% for Class I shares. In addition, the total annual operating expenses for Class IS shares will not exceed those for Class I shares, and the total annual operating expenses for Class 1 shares are expected to be at least 0.25% lower than those for Class A shares through December 31, 2012. Effective January 1, 2013, the total annual operating expenses for Class 1 shares are not expected to exceed those for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund produced positive returns in nine out of the ten sectors in which it was invested over the period, with the greatest contributions to returns coming from the information technology (“IT”), Consumer Discretionary and Industrials sectors. Relative to the benchmark, overall stock selection contributed to performance for the period and the impact of sector allocation was marginally positive. In particular, stock selection in the IT, Consumer Discretionary, Industrials, Telecommunication Services (“Telecom”), Financials, Energy and Utilities sectors helped performance for the period, as did an underweight to the Energy sector.

Leading stock contributors included positions in Lumber Liquidators Holdings Inc. and Lions Gate Entertainment Corp. both in the Consumer Discretionary sector, SBA Communications Corp. in the Telecom sector, as well as Sourcefire Inc. and SolarWinds Inc. both in the IT sector.

Q. What were the leading detractors from performance?

A. In absolute terms, the Fund’s Energy sector holdings negatively impacted performance for the period. Relative to the benchmark, the Fund’s stock selection in the Health Care sector detracted from relative performance, as did overweights in the IT and Utilities sectors and an underweight in the Health Care sector.

On an individual stock basis, the leading detractors from performance for the period included our holdings in Accretive Health Inc. in the Health Care sector, Monster Worldwide Inc., CEVA Inc., ServiceSource International Inc. and comScore Inc., all in the IT sector.

4	ClearBridge Small Cap Growth Fund 2012 Annual Report

Fund overview (cont’d)

Q. Were there any significant changes to the Fund during the reporting period?

A. There were a number of Fund positions sold and bought over the course of the period. The largest additions to the Fund’s portfolio were Maximus Inc. and Responsys Inc. both in the IT sector, Newpark Resources Inc. in the Energy sector, H&E Equipment Services Inc. in the Industrials sector and Susser Holdings Corp. in the Consumer Staples sector. The largest positions closed during the period were Regeneron Pharmaceuticals Inc. in the Health Care sector, Solutia Inc. in the Materials sector, Elster Group SE ADS and Digital River Inc. both in the IT sector, and Urban Outfitters Inc. in the Consumer Discretionary sector.

Thank you for your investment in ClearBridge Small Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jeffrey J. Russell, CFA

Portfolio Manager

ClearBridge Investments, LLC

Aram E. Green

Portfolio Manager

ClearBridge Investments, LLC

November 21, 2012

RISKS: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investments in foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2012 were: Solarwinds Inc. (2.6%), SBA Communications Corp., Class A Shares (2.6%), IDEX Corp. (2.5%), Bally Technologies Inc. (2.4%), Sourcefire Inc. (2.3%), Lions Gate Entertainment Corp. (2.2%), MSC Industrial Direct Co. Inc., Class A Shares (2.1%), ITC Holdings Corp. (2.0%), Mercadolibre Inc. (2.0%) and Aspen Technology Inc. (2.0%). Please refer to pages 10 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2012 were: Information Technology (29.0%), Consumer Discretionary (14.2%), Health Care (14.0%), Industrials (13.5%) and Financials (8.4%). The Fund’s portfolio composition is subject to change at any time.

ClearBridge Small Cap Growth Fund 2012 Annual Report	5

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

6	ClearBridge Small Cap Growth Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2012 and October 31, 2011 and does not include derivatives such as written options. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

ClearBridge Small Cap Growth Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2012 and held for the six months ended October 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]
Class 1	-1.41%	$1,000.00	985.90	1.06%	$5.29	Class 1	5.00%	$1,000.00	$1,019.81	1.06%	$5.38
Class A	-1.57	1,000.00	984.30	1.31	6.53	Class A	5.00	1,000.00	1,018.55	1.31	6.65
Class B	-2.06	1,000.00	979.40	2.30	11.44	Class B	5.00	1,000.00	1,013.57	2.30	11.64
Class C	-1.92	1,000.00	980.80	2.08	10.36	Class C	5.00	1,000.00	1,014.68	2.08	10.53
Class FI	-1.57	1,000.00	984.30	1.34	6.68	Class FI	5.00	1,000.00	1,018.40	1.34	6.80
Class R	-1.68	1,000.00	983.20	1.55	7.73	Class R	5.00	1,000.00	1,017.34	1.55	7.86
Class I	-1.38	1,000.00	986.20	0.93	4.64	Class I	5.00	1,000.00	1,020.46	0.93	4.72
Class IS	-1.28	1,000.00	987.20	0.80	4.00	Class IS	5.00	1,000.00	1,021.11	0.80	4.06

[1]	For the six months ended October 31, 2012.

[2]

Assumes the reinvestment of all distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	ClearBridge Small Cap Growth Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/12	19.22%	18.88%	17.65%	17.92%	18.92%	18.65%	19.43%	19.51%
Five Years Ended 10/31/12	3.23	2.96	2.01	2.01	N/A	2.82	3.47	N/A
Ten Years Ended 10/31/2012	N/A	11.10	10.30	10.13	N/A	N/A	N/A	N/A
Inception*through 10/31/2012	5.83	9.35	8.82	8.46	4.61	5.01	7.79	7.34

With sales charges[2]	Class 1	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/12	19.22%	12.03%	12.65%	16.92%	18.92%	18.65%	19.43%	19.51%
Five Years Ended 10/31/12	3.23	1.75	1.82	2.01	N/A	2.82	3.47	N/A
Ten Years Ended 10/31/12	N/A	10.44	10.30	10.13	N/A	N/A	N/A	N/A
Inception*through 10/31/12	4.19	8.90	8.82	8.46	4.61	5.01	7.79	7.34

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 3/2/07 through 10/31/12)	37.90%
Class A (10/31/02 through 10/31/12)	186.39
Class B (10/31/02 through 10/31/12)	166.50
Class C (10/31/02 through 10/31/12)	162.56
Class FI (Inception date of 12/20/07 through 10/31/12)	24.54
Class R (Inception date of 12/28/06 through 10/31/12)	33.08
Class I (Inception date of 11/1/04 through 10/31/12)	82.22
Class IS (Inception date of 8/4/08 through 10/31/12)	35.08

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Includes the effect of the 8.50% initial sales charge for periods prior to July 27, 2007 for Class 1 shares. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C, FI, R, I and IS shares are March 2, 2007, July 1, 1998, July 1, 1998, July 1, 1998, December 20, 2007, December 28, 2006, November 1, 2004 and August 4, 2008, respectively.

ClearBridge Small Cap Growth Fund 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of ClearBridge Small Cap Growth Fund vs. Russell 2000 Growth Index† — October 2002 - October 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on October 31, 2002, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2012. The hypothetical illustration also assumes a $10,000 investment in the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	ClearBridge Small Cap Growth Fund 2012 Annual Report

Schedule of investments

October 31, 2012

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Common Stocks — 94.2%
Consumer Discretionary — 14.2%
Hotels, Restaurants & Leisure — 4.0%
Bally Technologies Inc.	465,510	$23,238,259	*
Penn National Gaming Inc.	377,380	15,257,474	*
Total Hotels, Restaurants & Leisure		38,495,733
Media — 2.5%
Lions Gate Entertainment Corp.	1,237,580	20,642,834	*
Millennial Media Inc.	169,400	2,715,482	*
Total Media		23,358,316
Specialty Retail — 7.7%
Advance Auto Parts Inc.	174,370	12,369,808
Hibbett Sports Inc.	353,630	19,092,483	*
Jos. A. Bank Clothiers Inc.	319,242	14,937,333	*
Lumber Liquidators Holdings Inc.	330,662	18,457,553	*
Stage Stores Inc.	354,920	8,695,540
Total Specialty Retail		73,552,717
Total Consumer Discretionary		135,406,766
Consumer Staples — 2.1%
Food & Staples Retailing — 2.1%
Casey’s General Stores Inc.	259,049	13,353,976
Susser Holdings Corp.	180,757	6,496,407	*
Total Consumer Staples		19,850,383
Energy — 4.7%
Energy Equipment & Services — 4.1%
Lufkin Industries Inc.	222,820	11,143,228
Newpark Resources Inc.	874,920	5,940,707	*
Oceaneering International Inc.	337,440	17,658,235
TETRA Technologies Inc.	796,370	4,260,580	*
Total Energy Equipment & Services		39,002,750
Oil, Gas & Consumable Fuels — 0.6%
Comstock Resources Inc.	354,710	6,072,635	*
Total Energy		45,075,385
Financials — 8.4%
Capital Markets — 4.0%
Affiliated Managers Group Inc.	124,055	15,692,957	*
Duff & Phelps Corp., Class A Shares	546,580	6,793,989
Financial Engines Inc.	517,260	12,419,413	*
WisdomTree Investments Inc.	539,510	3,458,259	*
Total Capital Markets		38,364,618

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2012 Annual Report	11

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Commercial Banks — 2.1%
Old National Bancorp	770,910	$9,459,065
SVB Financial Group	186,710	10,565,919	*
Total Commercial Banks		20,024,984
Diversified Financial Services — 1.2%
Primus Guaranty Ltd.	1,371,876	11,455,165	*
Real Estate Management & Development — 1.1%
Jones Lang LaSalle Inc.	133,890	10,408,609
Total Financials		80,253,376
Health Care — 14.0%
Biotechnology — 1.7%
Acorda Therapeutics Inc.	393,464	9,423,463	*
ARIAD Pharmaceuticals Inc.	305,590	6,585,464	*
Total Biotechnology		16,008,927
Health Care Equipment & Supplies — 2.4%
Insulet Corp.	249,620	5,294,440	*
Integra LifeSciences Holdings Corp.	270,396	10,342,647	*
Volcano Corp.	243,830	6,978,415	*
Total Health Care Equipment & Supplies		22,615,502
Health Care Providers & Services — 5.0%
Accretive Health Inc.	646,610	7,623,532	*
Hanger Orthopedic Group Inc.	457,793	11,605,053	*
Mednax Inc.	265,932	18,343,989	*
Owens & Minor Inc.	351,210	9,998,949
Total Health Care Providers & Services		47,571,523
Health Care Technology — 1.2%
athenahealth Inc.	178,310	11,463,550	*
Life Sciences Tools & Services — 2.5%
Luminex Corp.	440,880	7,089,350	*
Mettler-Toledo International Inc.	99,010	16,769,324	*
Total Life Sciences Tools & Services		23,858,674
Pharmaceuticals — 1.2%
Auxilium Pharmaceuticals Inc.	515,730	10,562,150	*
Endocyte Inc.	160,670	1,537,612	*
Total Pharmaceuticals		12,099,762
Total Health Care		133,617,938
Industrials — 13.5%
Aerospace & Defense — 0.9%
Orbital Sciences Corp.	670,883	8,989,832	*

See Notes to Financial Statements.

12	ClearBridge Small Cap Growth Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Commercial Services & Supplies — 1.6%
Copart Inc.	343,300	$9,883,607	*
Corrections Corporation of America	146,030	4,913,910
Total Commercial Services & Supplies		14,797,517
Construction & Engineering — 1.7%
Quanta Services Inc.	625,440	16,217,659	*
Electrical Equipment — 0.3%
Thermon Group Holdings Inc.	115,200	2,861,568	*
Machinery — 4.6%
Chart Industries Inc.	174,000	12,317,460	*
IDEX Corp.	553,330	23,533,125
Tennant Co.	219,430	8,211,070
Total Machinery		44,061,655
Trading Companies & Distributors — 4.4%
H&E Equipment Services Inc.	387,470	5,897,293
MSC Industrial Direct Co. Inc., Class A Shares	264,830	19,756,318
United Rentals Inc.	394,490	16,039,964	*
Total Trading Companies & Distributors		41,693,575
Total Industrials		128,621,806
Information Technology — 29.0%
Communications Equipment — 0.8%
Comverse Technology Inc.	934,871	6,160,800	*
Palo Alto Networks Inc.	34,000	1,869,320	*
Total Communications Equipment		8,030,120
Electronic Equipment, Instruments & Components — 1.2%
FEI Co.	205,480	11,311,674
Internet Software & Services — 7.9%
Active Network Inc.	421,170	3,731,566	*
Bazaarvoice Inc.	162,310	2,071,076	*
comScore Inc.	484,698	6,868,171	*
Cornerstone OnDemand Inc.	341,270	9,552,147	*
Dice Holdings Inc.	545,010	4,812,438	*
Limelight Networks Inc.	450,770	951,125	*
LivePerson Inc.	754,860	11,843,753	*
Mercadolibre Inc.	227,577	19,109,641
Monster Worldwide Inc.	907,780	5,646,392	*
Responsys Inc.	608,260	5,437,844	*
Trulia Inc.	105,110	2,370,230	*
XO Group Inc.	328,420	2,643,781	*
Total Internet Software & Services		75,038,164

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2012 Annual Report	13

ClearBridge Small Cap Growth Fund

Security	Shares	Value
IT Services — 1.7%
MAXIMUS, Inc.	109,200	$6,025,656
ServiceSource International Inc.	1,180,007	10,631,863	*
Total IT Services		16,657,519
Semiconductors & Semiconductor Equipment — 4.3%
CEVA Inc.	315,340	4,777,401	*
Cymer Inc.	188,060	14,986,502	*
Integrated Device Technology Inc.	1,004,100	5,462,304	*
LSI Corp.	1,733,512	11,874,557	*
Monolithic Power Systems	175,000	3,400,250	*
Total Semiconductors & Semiconductor Equipment		40,501,014
Software — 13.1%
Aspen Technology Inc.	770,590	19,095,220	*
Eloqua Inc.	212,610	4,960,191	*
Fortinet Inc.	703,770	13,632,025	*
Imperva Inc.	122,900	3,875,037	*
Jive Software Inc.	100,160	1,121,792	*
MICROS Systems Inc.	235,984	10,711,314	*
Monotype Imaging Holdings Inc.	408,850	6,259,493
Qualys Inc.	257,700	3,344,946	*
ServiceNow Inc.	129,200	3,959,980	*
Solarwinds Inc.	485,670	24,570,045	*
Sourcefire Inc.	509,968	21,821,531	*
Verint Systems Inc.	418,895	11,423,267	*
Total Software		124,774,841
Total Information Technology		276,313,332
Materials — 3.6%
Chemicals — 2.4%
Kraton Performance Polymers Inc.	175,720	3,834,210	*
Rockwood Holdings Inc.	389,314	17,869,513
Senomyx Inc.	621,950	1,082,193	*
Total Chemicals		22,785,916
Metals & Mining — 1.2%
Compass Minerals International Inc.	144,516	11,395,087
Total Materials		34,181,003
Telecommunication Services — 2.6%
Wireless Telecommunication Services — 2.6%
SBA Communications Corp., Class A Shares	366,710	24,433,887	*

See Notes to Financial Statements.

14	ClearBridge Small Cap Growth Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

ClearBridge Small Cap Growth Fund

Security			Shares	Value
Utilities — 2.1%
Electric Utilities — 2.1%
ITC Holdings Corp.			244,080	$19,433,650
Total Investments before Short-term Investments (Cost — $653,611,837)				897,187,526

Rate		Maturity Date	Face Amount
Short-term Investments — 6.1%
Repurchase Agreements — 6.1%
Interest in $552,780,000 joint tri-party repurchase agreement dated 10/31/12 with Deutsche Bank Securities Inc.; Proceeds at maturity — $57,539,511; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.250% due 11/23/12 to 11/2/40; Market value — $58,689,804) (Cost — $57,539,000)	0.320%	11/1/12	$57,539,000	57,539,000
Total Investments — 100.3% (Cost — $711,150,837#)				954,726,526
Liabilities in Excess of Other Assets — (0.3)%				(2,665,834)
Total Net Assets — 100.0%				$952,060,692

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $714,772,402.

Schedule Of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Advance Auto Parts Inc., Call (Premiums received — $22,126)	11/17/12	$75.00	299	$13,455

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2012 Annual Report	15

Statement of assets and liabilities

October 31, 2012

Assets:
Investments, at value (Cost — $711,150,837)	$954,726,526
Cash	314,772
Receivable for Fund shares sold	3,382,197
Receivable for securities sold	75,551
Dividends and interest receivable	43,254
Prepaid expenses	78,752
Total Assets	958,621,052

Liabilities:
Payable for securities purchased	3,920,619
Payable for Fund shares repurchased	1,181,317
Investment management fee payable	599,698
Service and/or distribution fees payable	176,982
Written options, at value (premiums received — $22,126)	13,455
Accrued expenses	668,289
Total Liabilities	6,560,360
Total Net Assets	$952,060,692

Net Assets:
Par value (Note 6)	$475
Paid-in capital in excess of par value	695,479,960
Accumulated net investment loss	(6,334,698)
Accumulated net realized gain on investments and written options	19,330,595
Net unrealized appreciation on investments and written options	243,584,360
Total Net Assets	$952,060,692

See Notes to Financial Statements.

16	ClearBridge Small Cap Growth Fund 2012 Annual Report

Statement of assets and liabilities (cont’d)

October 31, 2012

Shares Outstanding:
Class 1	164,385
Class A	24,699,348
Class B	1,383,359
Class C	2,668,507
Class FI	282,281
Class R	1,187,061
Class I	9,354,801
Class IS	7,710,998

Net Asset Value:
Class 1 (and redemption price)	$20.28
Class A (and redemption price)	$20.02
Class B*	$17.13
Class C*	$17.37
Class FI (and redemption price)	$20.11
Class R (and redemption price)	$19.85
Class I (and redemption price)	$20.78
Class IS (and redemption price)	$20.83
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$21.24

*	Redemption price per share is NAV of Class B and Class C shares by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2012 Annual Report	17

Statement of operations

For the Year Ended October 31, 2012

Investment Income:
Dividends	$5,812,291
Interest	96,040
Total Investment Income	5,908,331

Expenses:
Investment management fee (Note 2)	6,527,081
Service and/or distribution fees (Notes 2 and 5)	2,081,255
Transfer agent fees (Note 5)	1,847,066
Registration fees	117,812
Fund accounting fees	79,782
Trustees’ fees	66,200
Shareholder reports	47,343
Audit and tax	39,902
Legal fees	29,850
Insurance	18,885
Custody fees	5,770
Miscellaneous expenses	10,639
Total Expenses	10,871,585
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(14,625)
Net Expenses	10,856,960
Net Investment Loss	(4,948,629)

Realized and Unrealized Gain (Loss) on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	40,266,457
Written options	1,084,767
Net Realized Gain	41,351,224
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	107,816,577
Written options	(17,357)
Change in Net Unrealized Appreciation (Depreciation)	107,799,220
Net Gain on Investments and Written Options	149,150,444
Increase in Net Assets from Operations	$144,201,815

See Notes to Financial Statements.

18	ClearBridge Small Cap Growth Fund 2012 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2012	2011

Operations:
Net investment loss	$(4,948,629)	$(8,280,892)
Net realized gain	41,351,224	50,768,203
Change in net unrealized appreciation (depreciation)	107,799,220	15,292,584
Increase in Net Assets From Operations	144,201,815	57,779,895

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	289,316,605	188,773,186
Cost of shares repurchased	(269,129,676)	(246,833,514)
Increase (Decrease) in Net Assets From Fund Share Transactions	20,186,929	(58,060,328)
Increase (Decrease) in Net Assets	164,388,744	(280,433)

Net Assets:
Beginning of year	787,671,948	787,952,381
End of year*	$952,060,692	$787,671,948
* Includes accumulated net investment loss of:	$(6,334,698)	$(1,386,069)

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2012 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class 1 Shares[1]	2012	2011	2010	2009[2]	2008[3]	2007[4]

Net asset value, beginning of year	$17.01	$15.89	$12.31	$9.66	$16.75	$15.79

Income (loss) from operations:
Net investment loss	(0.08)	(0.14)	(0.11)	(0.03)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	3.35	1.26	3.68	2.68	(6.58)	1.75
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—	—
Total income (loss) from operations	3.27	1.12	3.58	2.65	(6.64)	1.70

Less distributions from:
Net realized gains	—	—	—	—	(0.45)	(0.74)
Total distributions	—	—	—	—	(0.45)	(0.74)

Net asset value, end of year	$20.28	$17.01	$15.89	$12.31	$9.66	$16.75
Total return[5]	19.22%	7.05%	29.08%[6]	27.43%	(40.75)%	10.85%

Net assets, end of year (000s)	$3,333	$3,260	$3,466	$2,993	$2,713	$5,381

Ratios to average net assets:
Gross expenses	1.37%	1.40%	1.50%	1.42%[7]	1.34%	1.70%[7]
Net expenses[8,9,10]	1.07	1.11	1.14	1.11 [7]	1.05	1.12 [7]
Net investment loss	(0.41)	(0.80)	(0.77)	(0.37) [7]	(0.41)	(0.34) [7]

Portfolio turnover rate	14%	24%	33%	25%	41%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	For the period March 2, 2007 (inception date) to December 31, 2007.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 29.00%. Class 1 received $2,285 related to this distribution.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not and are not expected to exceed the total annual operating expenses of Class A shares less the 12b-1 differential of 0.25% through December 31, 2012. Effective January 1, 2013, the total annual operating expenses for Class 1 Shares are not expected to exceed those for Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

20	ClearBridge Small Cap Growth Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2012	2011	2010	2009[2]	2008[3]	2007[3]

Net asset value, beginning of year	$16.84	$15.77	$12.25	$9.64	$16.75	$16.11

Income (loss) from operations:
Net investment loss	(0.12)	(0.18)	(0.14)	(0.06)	(0.09)	(0.06)
Net realized and unrealized gain (loss)	3.30	1.25	3.66	2.67	(6.57)	1.59
Total income (loss) from operations	3.18	1.07	3.52	2.61	(6.66)	1.53

Less distributions from:
Net realized gains	—	—	—	—	(0.45)	(0.89)
Total distributions	—	—	—	—	(0.45)	(0.89)

Net asset value, end of year	$20.02	$16.84	$15.77	$12.25	$9.64	$16.75
Total return[4]	18.88%	6.79%	28.73%	27.07%	(40.87)%	9.68%

Net assets, end of year (000s)	$494,454	$447,192	$477,667	$405,700	$322,359	$582,025

Ratios to average net assets:
Gross expenses	1.32%	1.36%	1.39%	1.39%[5]	1.37%	1.29%
Net expenses[6]	1.32	1.36	1.39	1.39 [5]	1.31 [7,8]	1.13 [7,8]
Net investment loss	(0.65)	(1.04)	(1.02)	(0.65) [5]	(0.66)	(0.35)

Portfolio turnover rate	14%	24%	33%	25%	41%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.12% until May 1, 2008.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2012 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class B Shares[1]	2012	2011	2010	2009[2]	2008[3]	2007[3]

Net asset value, beginning of year	$14.56	$13.77	$10.76	$8.55	$15.04	$14.68

Income (loss) from operations:
Net investment loss	(0.28)	(0.31)	(0.25)	(0.14)	(0.20)	(0.19)
Net realized and unrealized gain (loss)	2.85	1.10	3.20	2.35	(5.84)	1.44
Proceeds from settlement of a regulatory matter	—	—	0.06	—	—	—
Total income (loss) from operations	2.57	0.79	3.01	2.21	(6.04)	1.25

Less distributions from:
Net realized gains	—	—	—	—	(0.45)	(0.89)
Total distributions	—	—	—	—	(0.45)	(0.89)

Net asset value, end of year	$17.13	$14.56	$13.77	$10.76	$8.55	$15.04
Total return[4]	17.65%	5.74%	27.97%[5]	25.85%	(41.40)%	8.71%

Net assets, end of year (000s)	$23,693	$27,660	$34,619	$34,822	$35,252	$81,191

Ratios to average net assets:
Gross expenses	2.34%	2.34%	2.41%	2.53%[6]	2.35%	2.32%
Net expenses[7]	2.34	2.34	2.41	2.53 [6]	2.25 [8,9]	2.05 [8,9]
Net investment loss	(1.70)	(2.03)	(2.04)	(1.77) [6]	(1.61)	(1.27)

Portfolio turnover rate	14%	24%	33%	25%	41%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 27.42%. Class B received $160,429 related to this distribution.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 2.26% until May 1, 2008.

See Notes to Financial Statements.

22	ClearBridge Small Cap Growth Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2012	2011	2010	2009[2]	2008[3]	2007[3]

Net asset value, beginning of year	$14.73	$13.92	$10.90	$8.64	$15.24	$14.84

Income (loss) from operations:
Net investment loss	(0.25)	(0.30)	(0.24)	(0.12)	(0.22)	(0.18)
Net realized and unrealized gain (loss)	2.89	1.11	3.25	2.38	(5.93)	1.47
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—	—
Total income (loss) from operations	2.64	0.81	3.02	2.26	(6.15)	1.29

Less distributions from:
Net realized gains	—	—	—	—	(0.45)	(0.89)
Total distributions	—	—	—	—	(0.45)	(0.89)

Net asset value, end of year	$17.37	$14.73	$13.92	$10.90	$8.64	$15.24
Total return[4]	17.92%	5.82%	27.71%[5]	26.16%	(41.58)%	8.89%

Net assets, end of year (000s)	$46,347	$50,760	$56,585	$54,152	$48,591	$96,387

Ratios to average net assets:
Gross expenses	2.17%	2.25%	2.30%	2.30%[6]	2.37%	2.02%
Net expenses[7]	2.17	2.25	2.30	2.30 [6]	2.33 [8,9]	1.92 [8,9]
Net investment loss	(1.53)	(1.94)	(1.92)	(1.55) [6]	(1.69)	(1.13)

Portfolio turnover rate	14%	24%	33%	25%	41%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 27.61%. Class C received $66,966 related to this distribution.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.95% until May 1, 2008.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2012 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2012	2011	2010	2009[2]	2008[3]	2007[4]

Net asset value, beginning of year	$16.91	$15.84	$12.30	$9.66	$16.75	$16.59

Income (loss) from operations:
Net investment income (loss)	(0.12)	(0.18)	(0.13)	(0.05)	(0.07)	0.00	[5]
Net realized and unrealized gain (loss)	3.32	1.25	3.67	2.69	(6.57)	0.16
Total income (loss) from operations	3.20	1.07	3.54	2.64	(6.64)	0.16

Less distributions from:
Net realized gains	—	—	—	—	(0.45)	—
Total distributions	—	—	—	—	(0.45)	—

Net asset value, end of year	$20.11	$16.91	$15.84	$12.30	$9.66	$16.75
Total return[6]	18.92%	6.76%	28.78%	27.33%	(40.75)%	0.96%

Net assets, end of year (000s)	$5,675	$2,933	$1,785	$868	$376	$122

Ratios to average net assets:
Gross expenses	1.40%	1.50%	1.44%	1.35%[7]	1.20%	1.07%[7]
Net expenses[8]	1.34 [9,10]	1.34 [9,10]	1.34 [9,10]	1.22 [7,9,10]	1.20	1.07	[7]
Net investment income (loss)	(0.64)	(1.02)	(0.95)	(0.54) [7]	(0.55)	1.63	[7]

Portfolio turnover rate	14%	24%	33%	25%	41%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	For the period December 20, 2007 (inception date) to December 31, 2007.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Small Cap Growth Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2012	2011	2010	2009[2]	2008[3]	2007[3]

Net asset value, beginning of year	$16.73	$15.69	$12.21	$9.61	$16.72	$16.11

Income (loss) from operations:
Net investment loss	(0.15)	(0.21)	(0.15)	(0.07)	(0.11)	(0.05)
Net realized and unrealized gain (loss)	3.27	1.25	3.63	2.67	(6.55)	1.55
Total income (loss) from operations	3.12	1.04	3.48	2.60	(6.66)	1.50

Less distributions from:
Net realized gains	—	—	—	—	(0.45)	(0.89)
Total distributions	—	—	—	—	(0.45)	(0.89)

Net asset value, end of year	$19.85	$16.73	$15.69	$12.21	$9.61	$16.72
Total return[4]	18.65%	6.63%	28.50%	27.06%	(40.94)%	9.50%

Net assets, end of year (000s)	$23,562	$12,921	$10,759	$6,061	$2,112	$827

Ratios to average net assets:
Gross expenses	1.54%	1.56%	1.50%	1.54%[5]	1.47%	1.34%
Net expenses[6]	1.53 [7,8]	1.52 [7,8]	1.50 [7]	1.49 [5,7,8]	1.47	1.34
Net investment loss	(0.80)	(1.21)	(1.11)	(0.82) [5]	(0.82)	(0.30)

Portfolio turnover rate	14%	24%	33%	25%	41%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2012 Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2012	2011	2010	2009[2]	2008[3]	2007[3,4]

Net asset value, beginning of year	$17.40	$16.21	$12.53	$9.82	$16.96	$16.25

Income (loss) from operations:
Net investment income (loss)	(0.03)	(0.10)	(0.07)	(0.02)	(0.02)	0.00 [5]
Net realized and unrealized gain (loss)	3.41	1.29	3.75	2.73	(6.67)	1.60
Total income (loss) from operations	3.38	1.19	3.68	2.71	(6.69)	1.60

Less distributions from:
Net realized gains	—	—	—	—	(0.45)	(0.89)
Total distributions	—	—	—	—	(0.45)	(0.89)

Net asset value, end of year	$20.78	$17.40	$16.21	$12.53	$9.82	$16.96
Total return[6]	19.43%	7.34%	29.37%	27.60%	(40.53)%	10.03%

Net assets, end of year (000s)	$194,392	$78,316	$35,391	$21,945	$12,252	$270,164

Ratios to average net assets:
Gross expenses	0.90%	0.85%	0.88%	0.89%[7]	0.80%	0.79%
Net expenses[8]	0.90 [9]	0.85 [9]	0.88 [9]	0.85 [7,9,10]	0.80	0.79
Net investment income (loss)	(0.14)	(0.54)	(0.49)	(0.16) [7]	(0.15)	0.01

Portfolio turnover rate	14%	24%	33%	25%	41%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	As of March 2, 2007, Class O shares were converted to Class I shares.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	ClearBridge Small Cap Growth Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2012	2011	2010	2009[2]	2008[3]

Net asset value, beginning of year	$17.43	$16.23	$12.54	$9.82	$15.42

Income (loss) from operations:
Net investment loss	(0.03)	(0.09)	(0.06)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	3.43	1.29	3.75	2.73	(5.59)
Total income (loss) from operations	3.40	1.20	3.69	2.72	(5.60)

Net asset value, end of year	$20.83	$17.43	$16.23	$12.54	$9.82
Total return[4]	19.51%	7.39%	29.43%	27.70%	(36.32)%

Net assets, end of year (000s)	$160,605	$164,630	$167,680	$154,843	$128,933

Ratios to average net assets:
Gross expenses	0.80%	0.81%	0.81%	0.81%[5]	0.81%[5]
Net expenses[6]	0.80 [7]	0.81 [7]	0.81 [7]	0.81 [5,7]	0.81 [5]
Net investment loss	(0.14)	(0.50)	(0.44)	(0.06) [5]	(0.18) [5]

Portfolio turnover rate	14%	24%	33%	25%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the period August 4, 2008 (inception date) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensasting balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the total annual operating expenses for Class IS shares did not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2012 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Small Cap Growth Fund (effective January 1, 2013, the Fund will be known as ClearBridge Small Cap Growth Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

28	ClearBridge Small Cap Growth Fund 2012 Annual Report

Notes to financial statements (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Small Cap Growth Fund 2012 Annual Report	29

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†:	$897,187,526	—	—	$897,187,526
Short-term investments†	—	$57,539,000	—	57,539,000
Total	$897,187,526	$57,539,000	—	$954,726,526

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$13,455	—	—	$13,455

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the

30	ClearBridge Small Cap Growth Fund 2012 Annual Report

Notes to financial statements (cont’d)

premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

ClearBridge Small Cap Growth Fund 2012 Annual Report	31

As of October 31, 2012, the Fund held written options with credit related contingent features which had a liability position of $13,455. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC)

32	ClearBridge Small Cap Growth Fund 2012 Annual Report

Notes to financial statements (cont’d)

(“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not and are not expected to exceed the total net annual operating expense of Class A shares less the 12b-1 differential of 0.25% through December 31, 2012. Effective January 31, 2013, the total annual operating expenses for Class 1 shares are not expected to exceed those of Class A shares. In addition, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI, Class R and Class I shares did not exceed 1.35%, 1.60% and 1.05%, respectively. In addition, total annual operating expenses for Class IS shares did not exceed those of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the year ended October 31, 2012, fees waived and/or expenses reimbursed amounted to $14,625.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares

ClearBridge Small Cap Growth Fund 2012 Annual Report	33

purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2012, LMIS and its affiliates received sales charges of $97,588 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$227	$28,430	$513

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$123,357,691
Sales	148,318,110

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$305,828,200
Gross unrealized depreciation	(65,874,076)
Net unrealized appreciation	$239,954,124

During the year ended October 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2011	470	$37,778
Options written	10,763	1,069,114
Options closed	—	—
Options exercised	(1,253)	(143,345)
Options expired	(9,681)	(941,421)
Written options, outstanding as of October 31, 2012	299	$22,126

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2012.

LIABILITY DERIVATIVES[1]
Equity Risk
Written options	$13,455

[1]	Generally, the balance sheet location for liability derivatives is payables/net unrealized appreciation (depreciation).

34	ClearBridge Small Cap Growth Fund 2012 Annual Report

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$1,084,767

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$(17,357)

During the year ended October 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$46,513

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C, Class R and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a service fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$19,424
Class A	$1,213,203	1,310,826
Class B	265,319	144,940
Class C	509,199	189,286
Class FI	10,579	14,767
Class R	82,955	40,763
Class I	—	119,790
Class IS	—	7,270
Total	$2,081,255	$1,847,066

ClearBridge Small Cap Growth Fund 2012 Annual Report	35

For the year ended October 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$10,162
Class A	—
Class B	—
Class C	—
Class FI	2,244
Class R	2,219
Class I	—
Class IS	—
Total	$14,625

6. Shares of beneficial interest

At October 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class 1
Shares repurchased	(27,222)	$(533,932)	(26,453)	$(466,818)
Net decrease	(27,222)	$(533,932)	(26,453)	$(466,818)

Class A
Shares sold	6,161,109	$119,295,677	5,179,076	$88,334,258
Shares repurchased	(8,018,825)	(152,362,752)	(8,910,238)	(153,513,212)
Net decrease	(1,857,716)	$(33,067,075)	(3,731,162)	$(65,178,954)

Class B
Shares sold	16,842	$283,137	170,649	$2,618,215
Shares repurchased	(533,811)	(8,727,737)	(785,149)	(11,872,889)
Net decrease	(516,969)	$(8,444,600)	(614,500)	$(9,254,674)

Class C
Shares sold	588,089	$9,823,596	878,084	$13,424,350
Shares repurchased	(1,364,827)	(22,792,249)	(1,497,130)	(22,777,110)
Net decrease	(776,738)	$(12,968,653)	(619,046)	$(9,352,760)

Class FI
Shares sold	187,671	$3,612,808	123,319	$2,195,837
Shares repurchased	(78,810)	(1,479,051)	(62,632)	(1,087,722)
Net increase	108,861	$2,133,757	60,687	$1,108,115

36	ClearBridge Small Cap Growth Fund 2012 Annual Report

Notes to financial statements (cont’d)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class R
Shares sold	768,640	$14,932,165	388,059	$6,675,824
Shares repurchased	(353,934)	(6,558,081)	(301,328)	(5,159,622)
Net increase	414,706	$8,374,084	86,731	$1,516,202

Class I
Shares sold	6,469,395	$130,725,686	3,260,960	$57,375,706
Shares repurchased	(1,614,928)	(32,304,449)	(943,402)	(16,977,384)
Net increase	4,854,467	$98,421,237	2,317,558	$40,398,322

Class IS
Shares sold	534,047	$10,643,536	1,087,582	$18,148,996
Shares repurchased	(2,268,845)	(44,371,425)	(1,970,941)	(34,978,757)
Net decrease	(1,734,798)	$(33,727,889)	(883,359)	$(16,829,761)

7. Income tax information and distributions to sharesholders

Subsequent to the fiscal year end, the Fund has made the following distribution per share:

Record Date Payable Date	Long-Term Capital Gains
12/12/2012 12/13/2012	$0.41003

There were no distributions paid to shareholders for the years ended October 31, 2012 and October 31, 2011.

As of October 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains — net	$19,774,380
Other book/tax temporary differences(a)	(3,156,918)
Unrealized appreciation (depreciation)(b)	239,962,795
Total accumulated earnings (losses) — net	$256,580,257

During the taxable year ended October 31, 2012, the Fund utilized $ 22,020,630 of its capital loss carryforward available from prior years.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of qualified late year losses and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

ClearBridge Small Cap Growth Fund 2012 Annual Report	37

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason ClearBridge Small Cap Growth Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from January 1, 2009 to October 31, 2009 and for each of the years or periods in the two-year period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Small Cap Growth Fund as of October 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2012

38	ClearBridge Small Cap Growth Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Small Cap Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

ClearBridge Small Cap Growth Fund	39

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

40	ClearBridge Small Cap Growth Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

ClearBridge Small Cap Growth Fund	41

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	157
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

42	ClearBridge Small Cap Growth Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

ClearBridge Small Cap Growth Fund	43

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

ClearBridge

Small Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Small Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Small Cap Growth Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Small Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010732 12/12 SR12-1809

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2011 and October 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $325,225 in 2011 and $1,215,710 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $8,000 in 2011 and $11,000 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $60,550 in 2011 and $65,500 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: December 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: December 27, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date: December 27, 2012